UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02739 and 811-10179

Name of Fund:  BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc. and Master Basic Value LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 06/30/2015

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Basic Value Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages: Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2014, through its investment in Master Basic Value LLC (the “Master LLC”), the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Fund’s exposure to the energy sector was the leading detractor from performance relative to the benchmark index over the six-month period. A significant decline in the price of oil over the fourth quarter of 2014 caused the overall energy sector to perform poorly. The Fund was overweight energy, and stock selection within the sector also hindered performance, most notably exposure to oil producers Marathon Oil Corp. and Apache Corp.

•

Within financials, the Fund’s investment in insurance company Genworth Financial, Inc. was a significant detractor. The company’s shares declined as it missed earnings expectations by a wide margin and announced larger-than-expected reserve charges related to its long-term care business. As a result, the company’s debt was downgraded and investors began to anticipate further reductions to earnings estimates.

•	A significant underweight in utilities, combined with negative stock selection in the sector, also detracted during the period.

•	A significant underweight combined with stock selection in industrials generated positive relative performance. The Fund’s modest weighting in the sector has been concentrated in aerospace & defense, where expectations for substantial U.S. defense budget cuts led to value opportunities in select companies. This exposure worked well for the Fund during the period, as holdings of defense contractors Raytheon Co. and Northrop Grumman Corp. rose on the expansion of the U.S. campaign against ISIS.

•

The leading individual contributors within the Fund came from the health care sector, specifically the pharmaceuticals industry. Hospira, Inc. outperformed after reporting better-than-expected third quarter sales and earnings growth and raising forward guidance. Teva Pharmaceutical Industries Ltd. also performed well, while large underweights to Merck & Co. and Johnson & Johnson added value.

Describe recent portfolio activity.

•	During the period, the investment advisor increased the Fund’s investments in the information technology (“IT”) and telecommunication services sectors, and reduced exposure to energy.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, IT and consumer discretionary, while the most significant underweights were industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

BlackRock Basic Value Fund, Inc.

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

2	The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in equity securities that the investment advisor of the Master LLC believes are undervalued, and therefore represent basic investment value.

3	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.31%	10.07%	N/A	13.82%	N/A	7.44%	N/A
Investor A	2.17	9.74	3.98%	13.48	12.27%	7.13	6.56%
Investor B	1.63	8.68	4.71	12.35	12.10	6.37	6.37
Investor C	1.77	8.89	8.03	12.58	12.58	6.28	6.28
Class R	1.99	9.38	N/A	13.10	N/A	6.78	N/A
Russell 1000® Value Index	4.78	13.45	N/A	15.42	N/A	7.30	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.10	$2.80	$1,000.00	$1,022.43	$2.80	0.55%
Investor A	$1,000.00	$1,021.70	$4.13	$1,000.00	$1,021.12	$4.13	0.81%
Investor B	$1,000.00	$1,016.30	$9.55	$1,000.00	$1,015.73	$9.55	1.88%
Investor C	$1,000.00	$1,017.70	$8.14	$1,000.00	$1,017.14	$8.13	1.60%
Class R	$1,000.00	$1,019.90	$5.85	$1,000.00	$1,019.41	$5.85	1.15%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.

December 31, 2014 (Unaudited)

Assets
Investments at value — Master LLC (cost — $3,020,082,813)	$4,175,491,415
Withdrawals receivable from the Master LLC	17,624,176
Capital shares sold receivable	6,798,661
Prepaid expenses	69,927

Total assets	4,199,984,179

Liabilities
Capital shares redeemed payable	24,422,837
Service and distribution fees payable	763,402
Transfer agent fees payable	694,044
Other affiliates payable	79,647
Officer’s and Directors’ fees payable	351
Other accrued expenses payable	22,735

Total liabilities	25,983,016

Net Assets	$4,174,001,163

Net Assets Consist of
Paid-in capital	$3,053,260,983
Distributions in excess of net investment income	(1,880,551)
Accumulated net realized loss allocated from the Master LLC	(32,787,871)
Net unrealized appreciation/depreciation allocated from the Master LLC	1,155,408,602

Net Assets	$4,174,001,163

Net Asset Value
Institutional — Based on net assets of $1,969,959,776 and 72,859,031 shares outstanding, 400 million shares authorized, $0.10 par value	$27.04

Investor A — Based on net assets of $1,741,301,688 and 64,996,527 shares outstanding, 200 million shares authorized, $0.10 par value	$26.79

Investor B — Based on net assets of $10,976,274 and 409,143 shares outstanding, 400 million shares authorized, $0.10 par value	$26.83

Investor C — Based on net assets of $435,347,820 and 17,976,190 shares outstanding, 200 million shares authorized, $0.10 par value	$24.22

Class R — Based on net assets of $16,415,605 and 641,878 shares outstanding, 400 million shares authorized, $0.10 par value	$25.57

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	7

Statement of Operations	BlackRock Basic Value Fund, Inc.

Six Months Ended December 31, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$47,320,042
Foreign taxes withheld	(533,959)
Securities lending — affiliated — net	357,446
Dividends — affiliated	5,230
Expenses	(9,226,002)
Fees waived	11,066

Total income	37,933,823

Fund Expenses
Service — Investor A	2,236,765
Service and distribution — Investor B	65,633
Service and distribution — Investor C	2,277,463
Service and distribution — Class R	45,217
Transfer agent — Institutional	1,142,229
Transfer agent — Investor A	1,074,891
Transfer agent — Investor B	29,210
Transfer agent — Investor C	359,013
Transfer agent — Class R	18,911
Registration	60,539
Professional	46,442
Printing	37,873
Officer and Directors	1,075
Miscellaneous	17,758

Total expenses	7,413,019
Less transfer agent fees reimbursed — Class R	(31)

Total expenses after fees reimbursed	7,412,988

Net investment income	30,520,835

Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments	227,655,140
Net change in unrealized appreciation/depreciation on investments	(168,298,891)

Net realized and unrealized gain	59,356,249

Net Increase in Net Assets Resulting from Operations	$89,877,084

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Operations
Net investment income	$30,520,835	$55,311,889
Net realized gain	227,655,140	706,669,733
Net change in unrealized appreciation/depreciation	(168,298,891)	195,770,052

Net increase in net assets resulting from operations	89,877,084	957,751,674

Distributions to Shareholders From[1]
Net investment income:
Institutional	(30,015,150)	(33,276,128)
Investor A	(22,369,589)	(20,610,546)
Investor C	(2,797,835)	(2,640,916)
Class R	(170,594)	(172,754)
Net realized gain:
Institutional	(357,235,177)	(254,868,337)
Investor A	(320,026,829)	(192,471,471)
Investor B	(2,136,433)	(2,158,252)
Investor C	(88,281,019)	(52,030,010)
Class R	(3,305,630)	(2,078,707)

Decrease in net assets resulting from distributions to shareholders	(826,338,256)	(560,307,121)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	472,534,038	(51,302,000)

Net Assets
Total increase (decrease) in net assets	(263,927,134)	346,142,553
Beginning of period	4,437,928,297	4,091,785,744

End of period	$4,174,001,163	$4,437,928,297

Undistributed (distributions in excess of) net investment income, end of period	$(1,880,551)	$22,951,782

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	9

Financial Highlights	BlackRock Basic Value Fund, Inc.

	Institutional
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$33.05	$30.22	$25.64	$26.94	$21.27	$18.99

Net investment income[1]	0.27	0.48	0.52	0.48	0.40	0.43
Net realized and unrealized gain (loss)	0.20	6.63	6.36	(1.07)	5.68	2.31

Net increase (decrease) from investment operations	0.47	7.11	6.88	(0.59)	6.08	2.74

Distributions from:[2]
Net investment income	(0.50)	(0.49)	(0.56)	(0.48)	(0.41)	(0.46)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—	—

Total distributions	(6.48)	(4.28)	(2.30)	(0.71)	(0.41)	(0.46)

Net asset value, end of period	$27.04	$33.05	$30.22	$25.64	$26.94	$21.27

Total Return[3]
Based on net asset value	2.31%[4]	25.22%	28.67%	(2.05)%	28.76%	14.28%

Ratios to Average Net Assets[5]
Total expenses	0.55%[6,7]	0.54%[6]	0.55%[6]	0.56%[6]	0.55%[6]	0.55%

Total expenses after fees waived and/or reimbursed	0.55%[6,7]	0.54%[6]	0.55%[6]	0.56%[6]	0.55%[6]	0.55%

Net investment income	1.66%[6,7]	1.51%[6]	1.89%[6]	1.88%[6]	1.57%[6]	1.93%

Supplemental Data
Net assets, end of period (000)	$1,969,960	$2,136,401	$2,069,166	$2,066,925	$2,552,926	$1,956,794

Portfolio turnover rate of the Master LLC	16%	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor A
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$32.76	$29.99	$25.45	$26.75	$21.12	$18.86

Net investment income[1]	0.23	0.39	0.44	0.40	0.32	0.36
Net realized and unrealized gain (loss)	0.20	6.58	6.33	(1.07)	5.64	2.30

Net increase (decrease) from investment operations	0.43	6.97	6.77	(0.67)	5.96	2.66

Distributions from:[2]
Net investment income	(0.42)	(0.41)	(0.49)	(0.40)	(0.33)	(0.40)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—	—

Total distributions	(6.40)	(4.20)	(2.23)	(0.63)	(0.33)	(0.40)

Net asset value, end of period	$26.79	$32.76	$29.99	$25.45	$26.75	$21.12

Total Return[3]
Based on net asset value	2.17%[4]	24.86%	28.35%	(2.39)%	28.36%	13.97%

Ratios to Average Net Assets[5]
Total expenses	0.81%[6,7]	0.81%[6]	0.83%[6]	0.86%[6]	0.84%[6]	0.86%

Total expenses after fees waived and/or reimbursed	0.81%[6,7]	0.81%[6]	0.83%[6]	0.86%[6]	0.84%[6]	0.86%

Net investment income	1.39%[6,7]	1.24%[6]	1.61%[6]	1.59%[6]	1.28%[6]	1.62%

Supplemental Data
Net assets, end of period (000)	$1,741,302	$1,808,120	$1,594,656	$1,439,411	$1,652,159	$1,461,423

Portfolio turnover rate of the Master LLC	16%	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	11

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor B
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$32.52	$29.65	$25.08	$26.27	$20.69	$18.45

Net investment income[1]	0.05	0.05	0.15	0.14	0.08	0.16
Net realized and unrealized gain (loss)	0.22	6.52	6.25	(1.02)	5.53	2.23

Net increase (decrease) from investment operations	0.27	6.57	6.40	(0.88)	5.61	2.39

Distributions from:[2]
Net investment income	—	—	(0.09)	(0.08)	(0.03)	(0.15)
Net realized gain	(5.96)	(3.70)	(1.74)	(0.23)	—	—

Total distributions	(5.96)	(3.70)	(1.83)	(0.31)	(0.03)	(0.15)

Net asset value, end of period	$26.83	$32.52	$29.65	$25.08	$26.27	$20.69

Total Return[3]
Based on net asset value	1.63%[4]	23.57%	26.94%	(3.31)%	27.15%	12.88%

Ratios to Average Net Assets[5]
Total expenses	1.88%[6,7]	1.89%[6]	1.92%[6]	1.87%[6]	1.81%[6]	1.79%

Total expenses after fees waived and/or reimbursed	1.88%[6,7]	1.89%[6]	1.92%[6]	1.86%[6]	1.81%[6]	1.79%

Net investment income	0.31%[6,7]	0.18%[6]	0.54%[6]	0.58%[6]	0.32%[6]	0.73%

Supplemental Data
Net assets, end of period (000)	$10,976	$14,930	$24,282	$41,283	$75,481	$101,508

Portfolio turnover rate of the Master LLC	16%	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor C
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$30.13	$27.89	$23.80	$25.03	$19.78	$17.70

Net investment income[1]	0.09	0.13	0.21	0.18	0.11	0.17
Net realized and unrealized gain (loss)	0.17	6.09	5.89	(0.99)	5.29	2.15

Net increase (decrease) from investment operations	0.26	6.22	6.10	(0.81)	5.40	2.32

Distributions from:[2]
Net investment income	(0.19)	(0.19)	(0.27)	(0.19)	(0.15)	(0.24)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—	—

Total distributions	(6.17)	(3.98)	(2.01)	(0.42)	(0.15)	(0.24)

Net asset value, end of period	$24.22	$30.13	$27.89	$23.80	$25.03	$19.78

Total Return[3]
Based on net asset value	1.77%[4]	23.90%	27.29%	(3.16)%	27.36%	13.01%

Ratios to Average Net Assets[5]
Total expenses	1.60%[6,7]	1.60%[6]	1.63%[6]	1.67%[6]	1.66%[6]	1.68%

Total expenses after fees waived and/or reimbursed	1.60%[6,7]	1.60%[6]	1.63%[6]	1.67%[6]	1.66%[6]	1.68%

Net investment income	0.60%[6,7]	0.45%[6]	0.81%[6]	0.77%[6]	0.46%[6]	0.80%

Supplemental Data
Net assets, end of period (000)	$435,348	$459,708	$387,027	$365,319	$465,007	$413,806

Portfolio turnover rate of the Master LLC	16%	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	13

Financial Highlights (concluded)	BlackRock Basic Value Fund, Inc.

	Class R
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$31.51	$28.99	$24.63	$25.90	$20.48	$18.31

Net investment income[1]	0.16	0.28	0.34	0.30	0.23	0.27
Net realized and unrealized gain (loss)	0.19	6.34	6.12	(1.03)	5.46	2.23

Net increase (decrease) from investment operations	0.35	6.62	6.46	(0.73)	5.69	2.50

Distributions from:[2]
Net investment income	(0.31)	(0.31)	(0.36)	(0.31)	(0.27)	(0.33)
Net realized gain	(5.98)	(3.79)	(1.74)	(0.23)	—	—

Total distributions	(6.29)	(4.10)	(2.10)	(0.54)	(0.27)	(0.33)

Net asset value, end of period	$25.57	$31.51	$28.99	$24.63	$25.90	$20.48

Total Return[3]
Based on net asset value	1.99%[4]	24.47%	27.92%	(2.73)%	27.89%	13.51%

Ratios to Average Net Assets[5]
Total expenses	1.15%[6,7]	1.12%[6]	1.18%[6]	1.22%[6]	1.23%[6]	1.22%

Total expenses after fees waived and/or reimbursed	1.15%[6,7]	1.12%[6]	1.16%[6]	1.20%[6]	1.23%[6]	1.22%

Net investment income	1.04%[6,7]	0.93%[6]	1.29%[6]	1.23%[6]	0.93%[6]	1.27%

Supplemental Data
Net assets, end of period (000)	$16,416	$18,769	$16,655	$18,785	$24,155	$19,858

Portfolio turnover rate of the Master LLC	16%	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (Unaudited)	BlackRock Basic Value Fund, Inc.

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At December 31, 2014, the percentage of the Master LLC owned by the Fund was 98.8%. As such, the financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor B and Class R Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). For distribution and service fee breakdown see Note 3.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after 8 years
Investor C Shares	No	Yes	None
Class R Shares	No	No	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). The Fund pays the Administrator no fees pursuant to the agreement and does not pay an investment advisory fee or investment management fee.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2014, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$182,008
Investor A	$98

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended December 31, 2014, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$16,828	$17,657	$670	$3,067	$44	$38,266

The Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2015, unless approved by the Board, including a majority of the Independent Directors.

For the six months ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $63,184.

For the six months ended December 31, 2014, affiliates received CDSCs as follows:

Investor A	$4,327
Investor B	$1,840
Investor C	$16,918

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended June 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

16	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, the Fund had a capital loss carryforward available to offset future realized capital gains of $14,184,480, all of which is due to expire June 30, 2017. This capital loss carryforward is subject to annual limitation.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2014		Year Ended June 30, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,416,978	$232,643,402	17,555,650	$562,234,269
Shares issued in reinvestment distributions	13,546,445	350,716,535	8,929,415	263,684,657
Shares redeemed	(12,746,257)	(408,071,232)	(30,313,295)	(953,176,660)

Net increase (decrease)	8,217,166	$175,288,705	(3,828,230)	$(127,257,734)

Investor A
Shares sold and automatic conversion of shares	3,332,229	$104,698,326	7,962,712	$251,676,114
Shares issued in reinvestment distributions	12,062,404	309,519,239	6,542,337	191,818,586
Shares redeemed	(5,586,715)	(175,278,120)	(12,490,634)	(393,370,594)

Net increase	9,807,918	$238,939,445	2,014,415	$50,124,106

Investor B
Shares sold	7,408	$239,170	40,030	$1,255,709
Shares issued in reinvestment distributions	74,690	1,920,274	63,395	1,854,287
Shares redeemed and automatic conversion of shares	(132,052)	(4,102,703)	(463,186)	(14,360,176)

Net decrease	(49,954)	$(1,943,259)	(359,761)	$(11,250,180)

Investor C
Shares sold	972,905	$28,159,774	2,060,684	$59,797,393
Shares issued in reinvestment distributions	3,475,584	80,632,360	1,751,735	47,435,274
Shares redeemed	(1,730,210)	(49,362,160)	(2,430,186)	(70,557,275)

Net increase	2,718,279	$59,429,974	1,382,233	$36,675,392

Class R
Shares sold	73,764	$2,276,689	206,507	$6,268,987
Shares issued in reinvestment distributions	141,699	3,471,620	79,698	2,251,455
Shares redeemed	(169,189)	(4,929,136)	(265,114)	(8,114,026)

Net increase	46,274	$819,173	21,091	$406,416

Total Net Increase (Decrease)	20,739,683	$472,534,038	(770,252)	$(51,302,000)

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (concluded)	BlackRock Basic Value Fund, Inc.

6. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 9, 2015, the Fund ceased to invest in the Master LLC as part of a “master-feeder” structure and will instead operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC, the terms of which are substantially the same as the management agreement between BlackRock Advisors, LLC and the Master LLC, including the management fee rate. Additionally, the change to a stand-alone structure is not expected to change the fees and expenses borne by the Fund or create a taxable event for the Fund or its shareholders.

18	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Master LLC Portfolio Information As of December 31, 2014	Master Basic Value LLC

Ten Largest Holdings	Percent of Long-Term Investments

Pfizer, Inc.	4%
JPMorgan Chase & Co.	4
Cisco Systems, Inc.	4
Citigroup, Inc.	4
Marathon Oil Corp.	3
The Kroger Co.	3
Medtronic, Inc.	3
Wells Fargo & Co.	3
Discover Financial Services	3
Capital One Financial Corp.	2

Sector Allocation	Percent of Long-Term Investments

Financials	30%
Health Care	18
Information Technology	14
Energy	12
Consumer Discretionary	10
Consumer Staples	5
Industrials	4
Telecommunication Services	3
Materials	2
Utilities	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	19

Schedule of Investments December 31, 2014 (Unaudited)	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.1%
Honeywell International, Inc.	142,955	$14,284,064
Northrop Grumman Corp.	227,423	33,519,876
Raytheon Co.	584,804	63,258,249
Spirit AeroSystems Holdings, Inc., Class A (a)	485,700	20,904,528

		131,966,717
Airlines — 0.1%
American Airlines Group, Inc.	94,710	5,079,297
Auto Components — 1.1%
Lear Corp.	492,525	48,306,852
Automobiles — 1.4%
General Motors Co.	1,665,579	58,145,363
Banks — 12.4%
Citigroup, Inc.	3,124,221	169,051,598
JPMorgan Chase & Co.	2,983,744	186,722,700
KeyCorp	1,553,170	21,589,063
Regions Financial Corp.	3,288,614	34,727,764
Wells Fargo & Co.	2,040,024	111,834,116

		523,925,241
Capital Markets — 1.2%
KKR & Co. LP (a)	36,800	854,128
Morgan Stanley	1,006,500	39,052,200
State Street Corp.	131,482	10,321,337

		50,227,665
Chemicals — 2.1%
Akzo Nobel NV — ADR	2,021,430	46,088,604
Cabot Corp.	19,530	856,586
Celanese Corp., Series A	223,260	13,386,670
LyondellBasell Industries NV, Class A	372,870	29,602,149

		89,934,009
Communications Equipment — 6.4%
Cisco Systems, Inc.	6,207,400	172,658,831
QUALCOMM, Inc.	583,330	43,358,919
Telefonaktiebolaget LM Ericsson — ADR	4,533,180	54,851,478

		270,869,228
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc. (a)(b)	67,110	2,999,146
Consumer Finance — 5.6%
Capital One Financial Corp.	1,264,068	104,348,813
Discover Financial Services	1,640,805	107,456,319
SLM Corp.	2,268,180	23,112,754

		234,917,886
Containers & Packaging — 0.3%
Crown Holdings, Inc. (a)	217,480	11,069,732
Diversified Financial Services — 2.0%
Intercontinental Exchange, Inc.	28,300	6,205,907

Common Stocks	Shares	Value
Diversified Financial Services (concluded)
The NASDAQ OMX Group, Inc.	1,658,467	$79,540,077

		85,745,984
Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	1,494,010	69,889,788
Electronic Equipment, Instruments & Components — 0.8%
Avnet, Inc.	528,840	22,750,697
Corning, Inc.	463,850	10,636,081

		33,386,778
Energy Equipment & Services — 0.1%
Halliburton Co.	43,210	1,699,449
Noble Corp. PLC	64,580	1,070,091

		2,769,540
Food & Staples Retailing — 3.5%
CVS Health Corp.	273,440	26,335,006
The Kroger Co.	1,867,015	119,881,033

		146,216,039
Food Products — 0.5%
Kellogg Co.	33,300	2,179,152
Tyson Foods, Inc., Class A	446,840	17,913,816

		20,092,968
Gas Utilities — 0.5%
UGI Corp.	508,594	19,316,400
Health Care Equipment & Supplies — 5.9%
Baxter International, Inc.	1,024,670	75,098,064
Hologic, Inc. (a)(b)	1,156,930	30,936,308
Medtronic, Inc.	1,591,506	114,906,733
Zimmer Holdings, Inc.	250,216	28,379,499

		249,320,604
Health Care Providers & Services — 3.9%
Cigna Corp.	81,840	8,422,154
Community Health Systems, Inc. (a)	1,217,490	65,647,061
Laboratory Corp. of America Holdings (a)	141,210	15,236,559
Quest Diagnostics, Inc.	1,122,600	75,281,556

		164,587,330
Household Durables — 1.9%
Newell Rubbermaid, Inc.	1,763,482	67,171,029
Tupperware Brands Corp.	195,180	12,296,340

		79,467,369
Household Products — 0.5%
Energizer Holdings, Inc.	151,139	19,430,430
Independent Power and Renewable Electricity Producers — 1.6%
AES Corp.	4,787,950	65,930,071

Portfolio Abbreviations
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

20	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 7.3%
ACE Ltd.	187,833	$21,578,255
Aflac, Inc.	41,713	2,548,247
CNO Financial Group, Inc.	577,500	9,944,550
Genworth Financial, Inc., Class A (a)	3,853,200	32,752,200
The Hartford Financial Services Group, Inc.	1,304,553	54,386,815
Lincoln National Corp.	1,129,351	65,129,672
MetLife, Inc.	327,326	17,705,063
Prudential Financial, Inc.	570,753	51,630,316
The Travelers Cos., Inc.	132,105	13,983,314
XL Group PLC	1,142,583	39,270,578

		308,929,010
IT Services — 1.4%
Total System Services, Inc.	264,000	8,965,440
The Western Union Co.	980,319	17,557,513
Xerox Corp.	2,404,170	33,321,796

		59,844,749
Machinery — 0.5%
Stanley Black & Decker, Inc.	221,600	21,291,328
Media — 3.3%
Cablevision Systems Corp., Class A	574,930	11,866,555
Comcast Corp., Special Class A	372,940	21,468,291
The Interpublic Group of Cos., Inc.	683,280	14,191,726
Time Warner Cable, Inc.	84,210	12,804,973
Viacom, Inc., Class B	1,061,391	79,869,673

		140,201,218
Multiline Retail — 0.4%
Macy’s, Inc.	255,900	16,825,425
Oil, Gas & Consumable Fuels — 11.8%
Apache Corp.	1,457,596	91,347,541
Gulfport Energy Corp. (a)	923,180	38,533,533
Marathon Oil Corp.	4,289,133	121,339,573
Marathon Petroleum Corp.	737,466	66,563,681
Suncor Energy, Inc.	2,031,560	64,562,977
Total SA — ADR	559,127	28,627,302
Valero Energy Corp.	1,811,680	89,678,160

		500,652,767
Personal Products — 0.2%
Nu Skin Enterprises, Inc., Class A (b)	199,090	8,700,233
Pharmaceuticals — 8.3%
Hospira, Inc. (a)	1,436,141	87,963,636
Pfizer, Inc.	6,091,005	189,734,806
Teva Pharmaceutical Industries Ltd. — ADR	1,271,470	73,122,240

		350,820,682
Real Estate Investment Trusts (REITs) — 1.0%
Outfront Media, Inc.	1,525,764	40,951,506
Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	42,010	6,298,559

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 0.8%
Teradyne, Inc.	1,713,600	$33,912,144
Software — 4.3%
Microsoft Corp.	1,496,171	69,497,143
Oracle Corp.	1,747,307	78,576,396
Symantec Corp.	1,373,030	35,225,085

		183,298,624
Specialty Retail — 2.3%
The Gap, Inc.	587,120	24,723,623
GNC Holdings, Inc., Class A	1,579,800	74,187,408

		98,911,031
Wireless Telecommunication Services — 1.3%
Telephone & Data Systems, Inc.	1,682,054	42,471,863
United States Cellular Corp. (a)	356,459	14,197,762

		56,669,625
Total Common Stocks — 99.7%		4,210,901,338

Preferred Stocks
Food Products — 0.2%
Tyson Foods, Inc., 4.75% (c)	230,678	11,612,331
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	31,000	3,649,940
Total Preferred Stocks — 0.3%		15,262,271
Total Long-Term Investments (Cost — $3,060,603,448) — 100.0%		4,226,163,609

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	17,349,337	17,349,337
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (d)(e)(f)	$7,891	7,891,241
Total Short-Term Securities (Cost — $25,240,578) — 0.6%		25,240,578
Total Investments (Cost — $3,085,844,026) — 100.6%		4,251,404,187
Liabilities in Excess of Other Assets — (0.6)%		(26,567,007)

Net Assets — 100.0%		$4,224,837,180

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	21

Schedule of Investments (concluded)	Master Basic Value LLC

(d)	During the six months ended December 31, 2014, investments in issuers considered to be affiliates of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at June 30, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	20,862,659	(3,513,322)	17,349,337	$5,281	$1,455
BlackRock Liquidity Series, LLC, Money Market Series	$107,213,645	$(99,322,404)	$7,891,241	$361,075	—

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,226,163,609	—	—	$4,226,163,609
Short-Term Securities	17,349,337	$7,891,241	—	25,240,578

Total	$4,243,512,946	$7,891,241	—	$4,251,404,187

[1] See above Schedule of Investments for values in each industry.

The Master LLC may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,211,530	—	—	$6,211,530
Liabilities:
Collateral on securities loaned at value	—	$(7,891,241)	—	(7,891,241)

Total	$6,211,530	$(7,891,241)	—	$(1,679,711)

During the six months ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

22	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities	Master Basic Value LLC

December 31, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $7,662,094) (cost — $3,060,603,448)	$4,226,163,609
Investments at value — affiliated (cost — $25,240,578)	25,240,578
Cash	6,211,530
Investments sold receivable	22,119,485
Dividends receivable — unaffiliated	3,631,246
Dividends receivable — affiliated	1,240
Securities lending income receivable — affiliated	11,770
Prepaid expenses	24,820

Total assets	4,283,404,278

Liabilities
Collateral on securities loaned at value	7,891,241
Investments purchased payable	31,424,393
Withdrawals payable to investors	17,624,176
Investment advisory fees payable	1,493,729
Other affiliates payable	23,268
Directors’ fees payable	20,271
Other accrued expenses payable	90,020

Total liabilities	58,567,098

Net Assets	$4,224,837,180

Net Assets Consist of
Investors’ capital	$3,059,277,019
Net unrealized appreciation/depreciation	1,165,560,161

Net Assets	$4,224,837,180

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	23

Statement of Operations	Master Basic Value LLC

Six Months Ended December 31, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$47,811,094
Foreign taxes withheld	(539,469)
Securities lending — affiliated — net	361,075
Dividends — affiliated	5,281

Total income	47,637,981

Expenses
Investment advisory	8,818,131
Accounting services	272,916
Custodian	112,347
Professional	40,093
Directors	35,392
Printing	2,114
Miscellaneous	40,734

Total expenses	9,321,727
Less fees waived by Manager	(11,179)

Total expenses after fees waived	9,310,548

Net investment income	38,327,433

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	230,046,460
Capital gain distributions received from affiliated investment companies	1,455

230,047,915

Net change in unrealized appreciation/depreciation on investments	(170,220,558)

Total realized and unrealized gain	59,827,357

Net Increase in Net Assets Resulting from Operations	$98,154,790

See Notes to Financial Statements.

24	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Basic Value LLC

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Operations
Net investment income	$38,327,433	$70,390,420
Net realized gain	230,047,915	712,603,732
Net change in unrealized appreciation/depreciation	(170,220,558)	201,334,180

Net increase in net assets resulting from operations	98,154,790	984,328,332

Capital Transactions
Proceeds from contributions	378,337,185	902,342,096
Value of withdrawals	(749,650,653)	(1,530,554,792)

Net decrease in net assets derived from capital transactions	(371,313,468)	(628,212,696)

Net Assets
Total increase (decrease) in net assets	(273,158,678)	356,115,636
Beginning of period	4,497,995,858	4,141,880,222

End of period	$4,224,837,180	$4,497,995,858

Financial Highlights	Master Basic Value LLC

	Six Months Ended December 31, 2014

		Year Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010

Total Return
Total return	2.37%[1]	25.35%	28.81%	(1.95)%	28.91%	14.40%

Ratios to Average Net Assets
Total expenses	0.43%[2]	0.43%	0.43%	0.44%	0.43%	0.43%

Total expenses after fees waived	0.43%[2]	0.43%	0.43%	0.44%	0.43%	0.43%

Net investment income	1.77%[2]	1.62%	2.01%	2.00%	1.69%	2.05%

Supplemental Data
Net assets, end of period (000)	$4,224,837	$4,497,996	$4,141,880	$3,965,412	$4,800,622	$3,966,370

Portfolio turnover rate	16%	47%	53%	38%	64%	48%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	25

Notes to Financial Statements (Unaudited)	Master Basic Value LLC

1. Organization:

Master Basic Value LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

The Master LLC values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master LLC’s financial statement disclosures.

26	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Master Basic Value LLC

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Master LLC may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Master LLC’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$876,928	$(876,928)	—
Morgan Stanley	6,727,784	(6,727,784)	—
UBS Securities LLC	57,382	(57,382)	—

Total	$7,662,094	$(7,662,094)	—

[1]

Collateral with a value of $7,891,241 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	27

Notes to Financial Statements (continued)	Master Basic Value LLC

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million - $200 Million	0.50%
Greater than $200 Million	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the six months ended December 31, 2014, the Master LLC reimbursed the Manager $22,009 for certain accounting services, which is included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended December 31, 2014, the Master LLC paid BIM $120,068 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

28	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Master Basic Value LLC

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended December 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $5,307,072.

5. Purchases and Sales:

For the six months ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $688,165,772 and $1,000,215,181, respectively.

6. Income Tax Information:

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended June 30, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC ‘s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,122,282,807

Gross unrealized appreciation	$1,206,875,069
Gross unrealized depreciation	(77,753,689)

Net unrealized appreciation	$1,129,121,380

7. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master LLC, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master LLC, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2014, the Master LLC did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	29

Notes to Financial Statements (concluded)	Master Basic Value LLC

principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of December 31, 2014, the Master LLC invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and the following items were noted:

Prior to February 9, 2015, BlackRock Basic Value Fund, Inc. (the “Fund”) and several other funds advised by the Manager (the “feeder funds”) invested all or a portion of their assets in the Master LLC, which at that time also served as the “master fund” for the Fund in a “master-feeder” structure. On February 9, 2015, the Fund became a stand-alone fund. On that same date, each feeder fund invested in the Master LLC redeemed its entire interest in Master LLC and then immediately invested the proceeds in the Fund. The Fund has an investment objective and investment strategies that are substantially similar to Master LLC. The Master LLC is expected to be dissolved in the future.

30	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund/Master LLC and Jennifer McGovern became a Vice President of the Fund/Master LLC.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Fund/Master LLC. Effective January 1, 2015, Robert Fairburn and John M. Perlowski were appointed to serve as Directors of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	31

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2014	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/14-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –  Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: February 27, 2015

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